Exhibit 10.3

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT

BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE

COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT

INFORMATION HAS BEEN REDACTED.

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 29th day of September, 2021, by and between SILICON VALLEY BANK (“Bank”) and EYENOVIA, INC., a Delaware corporation (“Borrower”) whose address is 295 Madison Avenue, Suite 2400, New York, New York 10017.

RECITALS

A.Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 7, 2021 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 5.7 (Financial Covenant).  Section 5.7(a) is amended in its entirety and replaced with the following:

“(a)Minimum Equity Raise. Borrower shall deliver evidence to Bank, satisfactory to Bank in its sole but reasonable discretion that Borrower has received, after the Effective Date, but prior to November 30, 2021, unrestricted and unencumbered net cash proceeds in an aggregate amount of at least [***] from the issuance and sale by Borrower of its equity securities to investors reasonably acceptable to Bank.”

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2.2Section 5.14 (Cash Collateralization). The following new Section 5.14 is inserted to appear immediately following Section 5.13 thereof:

“5.14Cash Collateralization. At all times prior to the occurrence of the Release Event, Borrower shall maintain unrestricted and unencumbered cash in the Cash Collateral Account in an amount equal to at least $7,875,000.00. Borrower hereby authorizes and directs Bank to transfer to the Cash Collateral Account an amount equal to $7,875,000.00 on or about the First Amendment Effective Date as required under this Section 5.14 (the “Cash Collateralization”). If Bank determines, in its sole and absolute discretion, that the Release Event has not occurred on or prior to November 30, 2021, Borrower further authorizes Bank, at the election of Bank, in Bank’s sole and absolute discretion, upon notice thereof to Borrower, to apply the funds held in the Cash Collateral Account on account of the outstanding Obligations of Borrower to Bank (the “Paydown Payment”).  Upon the occurrence of the Release Event, the unrestricted and unencumbered cash pledged and deposited into the Cash Collateral Account, pursuant to this Section 5.14, shall be promptly remitted to Borrower’s Designated Deposit Account. For the avoidance of doubt, the Paydown Payment shall not be subject to the Prepayment Fee.”

2.3Section 12.2 (Definitions). The Loan Agreement is amended by inserting the following new terms and their respective definitions to appear alphabetically in Section 12.2 thereof:

““Cash Collateral Account” means a separate segregated collateral money market account of Borrower maintained with Bank, which is subject to the Cash Pledge Agreement.”

““Cash Collateralization” is defined in Section 5.14.”

““Cash Pledge Agreement” is that certain cash pledge agreement dated as of the First Amendment Effective Date, executed by Borrower in favor of Bank, as amended, modified, supplemented and/or restated from time to time.”

““First Amendment Effective Date” means September 29, 2021.”

““Paydown Payment” is defined in Section 5.14.”

““Release Event” occurs if and when (if ever) Bank confirms in writing that it has received evidence, satisfactory to Bank in its sole and absolute discretion, after the First Amendment Effective Date, but on or prior to November 30, 2021, that Borrower has (a) received FDA approval of MydCombi on or prior to November 30, 2021, and (b) achieved the minimum equity raise financial covenant set forth in Section 5.7(a) hereof.”

2.4Section 12.2 (Definitions). The following term and its respective definition set forth in Section 12.2 is amended in its entirety and replaced with the following:

““Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Cash Pledge Agreement, the Perfection Certificate, the Warrant, any Control Agreements, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, landlord waivers and consents, bailee waivers and consents, and any other present or future agreement by Borrower and/or any Guarantor

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with or for the benefit of Bank in connection with this Agreement or Bank Services, all as amended, restated, or otherwise modified in accordance with the terms thereof.”

2.5Exhibit A (Compliance Statement).  The Compliance Statement appearing as Exhibit A to the Loan Agreement is deleted in its entirety and replaced with the Compliance Statement attached as Schedule 1 attached hereto.

3.Limitation of Amendments.

3.1The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate, and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Bank on the Effective Date, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower,

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except as already has been obtained or made; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Ratification of Perfection Certificate.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of May 7, 2021, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

6.Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) the due execution and deliver to Bank of the Cash Pledge Agreement by each party thereto, and (c) Borrower’s payment to Bank of Bank’s reasonable and documented legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument under the laws of the Commonwealth of Massachusetts and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		EYENOVIA, INC.

By:	/s/ Lauren Cole	By:	/s/ John Gandolfo
Name:	Lauren Cole	Name:	John Gandolfo
Title:	Director	Title:	Chief Financial Officer

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Schedule 1

EXHIBIT A

COMPLIANCE STATEMENT

TO:	SILICON VALLEY BANK	Date:
FROM:	EYENOVIA, INC.

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, modified, supplemented and/or restated from time to time, the “Agreement”), Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below.  Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Statement	Monthly within 30 days (except for the months ending March 31, June 30, September 30, and December 31)	Yes No
10-Q Report with Compliance Statement	Q1, Q2, and Q3 within 45 days	Yes No
10-K Report and Annual financial statements (CPA Audited) with Compliance Statement	FYE within 90 days	Yes No
A/R and A/P Agings	Upon the Funding Date of the Term B Loan Advance, monthly within 30 days	Yes No
Filed 10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Board approved projections	FYE within 30 days and as amended/updated	Yes No

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Equity Raise	[***]	$_______	Yes No
Commencing upon the Funding Date of the Term B Loan Advance maintain as indicated:
Minimum Product Revenue	See Section 5.7(b)	$_______	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and correct as of the date of this Compliance Statement.

The following are the exceptions with respect to the statements above: (If no exceptions exist, state “No exceptions to note.”)

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Schedule 1 to Compliance Statement

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated:____________________

I.Minimum Equity Raise. (Section 5.7(a))

Required:          Borrower shall deliver evidence to Bank, satisfactory to Bank in its sole but reasonable discretion, that Borrower has received, after the Effective Date, but prior to November 30, 2021, unrestricted and unencumbered net cash proceeds in an aggregate amount of at least [***] from the issuance and sale by Borrower of its equity securities to investors reasonably acceptable to Bank.

Actual:	$________________

No, not in compliance		_______Yes, in compliance

II.Minimum Product Revenue. (See Section 5.7(b))

Require:          Commencing upon the Funding Date of the Term B Loan Advance, Borrower shall achieve, to be tested as of the last day of each month, minimum Product Revenue for the trailing 12 month period ending on such date, of at least:

Period	Minimum Product Revenue
March 31, 2022	[***]
April 30, 2022	[***]
May 31, 2022	[***]
June 30, 2022	[***]
July 31, 2022	[***]
August 31, 2022	[***]
September 30, 2022	[***]
October 31, 2022	[***]
November 30, 2022	[***]
December 31, 2022	[***]

*See Section 5.7(b) with respect to periods ending after December 31, 2022

Actual:	$________________

No, not in compliance		_______Yes, in compliance

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